                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                             673,397.79
        Available Funds:
               Contract Payments due and received in this period                                     3,803,052.40
               Contract Payments due in prior period(s) and received in this period                    281,978.93
               Contract Payments received in this period for next period                               172,863.51
               Sales, Use and Property Tax payments received                                            52,520.33
               Prepayment Amounts related to early termination in this period                        1,198,014.66
               Servicer Advance                                                                        188,644.16
               Proceeds received from recoveries on previously Defaulted Contracts                           0.00
               Transfer from Reserve Account                                                             5,720.67
               Interest earned on Collection Account                                                    11,817.31
               Interest earned on Affiliated Account                                                       585.77
               Proceeds from repurchase of Contracts per Contribution and Servicing
                 Agreement Section 5.03                                                                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                               0.00
               Amounts paid under insurance policies                                                         0.00
               Maintenance, Late Charges and any other amounts                                          64,654.38

                                                                                                    -------------
        Total Available Funds                                                                        6,453,249.91
        Less: Amounts to be Retained in Collection Account                                             661,051.40
                                                                                                    -------------
        AMOUNT TO BE DISTRIBUTED                                                                     5,792,198.51
                                                                                                    =============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                       0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                                  281,978.93
               3.   To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)
                         a) Class A1 Principal and Interest                                                  0.00
                         a) Class A2 Principal (distributed after A1 Note matures)
                            and Interest                                                                     0.00
                         a) Class A3 Principal (distributed after A2 Note matures)
                            and Interest                                                             4,219,311.71
                         a) Class A4 Principal (distributed after A3 Note matures)
                            and Interest                                                               219,862.50
                         a) Class A5 Principal (distributed after A4 Note matures)
                            and Interest                                                               234,054.84
                         b) Class B Principal and Interest                                              79,691.54
                         c) Class C Principal and Interest                                             160,224.83
                         d) Class D Principal and Interest                                             107,870.91
                         e) Class E Principal and Interest                                             140,535.17

               4.   To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                             0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                    Account Distribution
                         a) Residual Interest (Provided no Restricting or
                            Amortization Event in effect)                                               29,403.89
                         b) Residual Principal (Provided no Restricting or
                            Amortization Event in effect)                                              141,458.84
                         c)  Reserve Account Distribution (Provided no
                             Restricting or Amortization Event in effect)                                5,720.67
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                    Earned and Any Other Amounts                                                       129,577.79
               7.   To Servicer, Servicing Fee and other Servicing Compensations                        42,506.89
                                                                                                    -------------
        TOTAL FUNDS DISTRIBUTED                                                                      5,792,198.51
                                                                                                    =============

                                                                                                    -------------
        End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                              661,051.40
                                                                                                    =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                   $2,511,821.93
         - Add Investment Earnings                                                                       5,720.67
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
           Requirement)                                                                                      0.00
         - Less Distribution to Certificate Account                                                      5,720.67
                                                                                                    -------------
End of period balance                                                                               $2,511,821.93
                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                          $2,511,821.93
                                                                                                    =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001





III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                         80,514,821.75
                   Pool B                                                                         19,228,135.37
                                                                                                  -------------
                                                                                                                      99,742,957.12
Class A Overdue Interest, if any                                                                           0.00
Class A Monthly Interest - Pool A                                                                    434,306.56
Class A Monthly Interest - Pool B                                                                    103,718.87

Class A Overdue Principal, if any                                                                          0.00
Class A Monthly Principal - Pool A                                                                 3,414,053.17
Class A Monthly Principal - Pool B                                                                   721,150.45
                                                                                                  -------------
                                                                                                                       4,135,203.62
Ending Principal Balance of the Class A Notes
                   Pool A                                                                         77,100,768.58
                   Pool B                                                                         18,506,984.92
                                                                                                  -------------
                                                                                                                      -------------
                                                                                                                      95,607,753.50
                                                                                                                      =============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000               Ending Principal
Original Face $221,020,000      Original Face $221,020,000              Balance Factor
        $ 2.434284                               $ 18.709635                  43.257512%
-----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                                0.00
                   Class A2                                                                                0.00
                   Class A3                                                                       16,122,957.12
                   Class A4                                                                       41,000,000.00
                   Class A5                                                                       42,620,000.00
                                                                                                  -------------

Class A Monthly Interest                                                                                              99,742,957.12
                   Class A1 (Actual Number Days/360)                                                       0.00
                   Class A2                                                                                0.00
                   Class A3                                                                           84,108.09
                   Class A4                                                                          219,862.50
                   Class A5                                                                          234,054.84
                                                                                                  -------------

Class A Monthly Principal
                   Class A1                                                                                0.00
                   Class A2                                                                                0.00
                   Class A3                                                                        4,135,203.62
                   Class A4                                                                                0.00
                   Class A5                                                                                0.00
                                                                                                  -------------
                                                                                                                       4,135,203.62
Ending Principal Balance of the Class A Notes
                   Class A1                                                                                0.00
                   Class A2                                                                                0.00
                   Class A3                                                                       11,987,753.50
                   Class A4                                                                       41,000,000.00
                   Class A5                                                                       42,620,000.00
                                                                                                  -------------
                                                                                                                      -------------
                                                                                                                      95,607,753.50
                                                                                                                      =============

Class A3
-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000               Ending Principal
Original Face $62,400,000       Original Face $62,400,000               Balance Factor
       $ 1.34789                      $ 66.269289                         19.211143%
-----------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                              Pool A                                                          1,372,716.21
                              Pool B                                                            327,826.51
                                                                                              ------------
                                                                                                               1,700,542.72

        Class B Overdue Interest, if any                                                              0.00
        Class B Monthly Interest - Pool A                                                         7,424.11
        Class B Monthly Interest - Pool B                                                         1,773.00
        Class B Overdue Principal, if any                                                             0.00
        Class B Monthly Principal - Pool A                                                       58,200.70
        Class B Monthly Principal - Pool B                                                       12,293.73
                                                                                              ------------
                                                                                                                  70,494.43
        Ending Principal Balance of the Class B Notes
                              Pool A                                                          1,314,515.51
                              Pool B                                                            315,532.78
                                                                                              ------------
                                                                                                               ------------
                                                                                                               1,630,048.29
                                                                                                               ============


        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $3,768,000     Original Face $3,768,000          Balance Factor
               $ 2.440847                  $ 18.708713                   43.260305%
        --------------------------------------------------------------------------------



VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                              Pool A                                                          2,746,233.22
                              Pool B                                                            655,852.28
                                                                                              ------------
                                                                                                               3,402,085.50

        Class C Overdue Interest, if any                                                              0.00
        Class C Monthly Interest - Pool A                                                        15,527.66
        Class C Monthly Interest - Pool B                                                         3,708.30
        Class C Overdue Principal, if any                                                             0.00
        Class C Monthly Principal - Pool A                                                      116,401.40
        Class C Monthly Principal - Pool B                                                       24,587.47
                                                                                              ------------
                                                                                                                 140,988.87
        Ending Principal Balance of the Class C Notes
                              Pool A                                                          2,629,831.82
                              Pool B                                                            631,264.81
                                                                                              ------------
                                                                                                               ------------
                                                                                                               3,261,096.63
                                                                                                               ============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $7,537,000     Original Face $7,537,000          Balance Factor
               $ 2.552204                  $ 18.706232                    43.267834%
        --------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                              Pool A                                                          1,830,288.33
                              Pool B                                                            437,101.98
                                                                                              -------------
                                                                                                                2,267,390.31

        Class D Overdue Interest, if any                                                              0.00
        Class D Monthly Interest - Pool A                                                        11,202.89
        Class D Monthly Interest - Pool B                                                         2,675.43
        Class D Overdue Principal, if any                                                             0.00
        Class D Monthly Principal - Pool A                                                       77,600.94
        Class D Monthly Principal - Pool B                                                       16,391.65
                                                                                              -------------
                                                                                                                   93,992.59
        Ending Principal Balance of the Class D Notes
                              Pool A                                                          1,752,687.39
                              Pool B                                                            420,710.33
                                                                                              -------------
                                                                                                                -------------
                                                                                                                2,173,397.72
                                                                                                                =============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $5,024,000     Original Face $5,024,000          Balance Factor
              $ 2.762404                   $ 18.708716                    43.260305%
        --------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                              Pool A                                                          2,289,461.88
                              Pool B                                                            546,776.03
                                                                                              -------------
                                                                                                                2,836,237.91

        Class E Overdue Interest, if any                                                              0.00
        Class E Monthly Interest - Pool A                                                        18,601.88
        Class E Monthly Interest - Pool B                                                         4,442.56
        Class E Overdue Principal, if any                                                             0.00
        Class E Monthly Principal - Pool A                                                       97,001.17
        Class E Monthly Principal - Pool B                                                       20,489.56
                                                                                              -------------
                                                                                                                  117,490.73
        Ending Principal Balance of the Class E Notes
                              Pool A                                                          2,192,460.71
                              Pool B                                                            526,286.47
                                                                                              -------------
                                                                                                                -------------
                                                                                                                2,718,747.18
                                                                                                                =============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $6,282,000     Original Face $6,282,000          Balance Factor
              $ 3.668329                    $ 18.702759                   43.278370%
        --------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                                      2,746,635.02
                              Pool B                                                        655,860.65
                                                                                          -------------
                                                                                                                     3,402,495.67

        Residual Interest - Pool A                                                           23,855.83
        Residual Interest - Pool B                                                            5,548.06
        Residual Principal - Pool A                                                         116,789.41
        Residual Principal - Pool B                                                          24,669.43
                                                                                          -------------
                                                                                                                       141,458.84
        Ending Residual Principal Balance
                              Pool A                                                      2,629,845.61
                              Pool B                                                        631,191.22
                                                                                          -------------
                                                                                                                     -------------
                                                                                                                     3,261,036.83
                                                                                                                     =============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                               42,506.89
         - Servicer Advances reimbursement                                                                             281,978.93
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             129,577.79
                                                                                                                     -------------
        Total amounts due to Servicer                                                                                  454,063.61
                                                                                                                     =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                             91,500,156.44

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                           3,880,046.79

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
              ending of the related Collection Period                                                                87,620,109.65
                                                                                                                    ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                       2,689,119.63

               - Principal portion of Prepayment Amounts                                             1,190,927.16

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                 0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                      0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                     ------------
                                    Total Decline in Aggregate Discounted Contract Balance           3,880,046.79
                                                                                                     ============

POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                             21,851,552.86

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                             819,582.28

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
              ending of the related Collection Period                                                                21,031,970.58
                                                                                                                    ==============

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                         819,582.28

               - Principal portion of Prepayment Amounts                                                     0.00

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                 0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                      0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                     ------------
                                    Total Decline in Aggregate Discounted Contract Balance             819,582.28
                                                                                                     ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   108,652,080.23
                                                                                                                    ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A

                                                                                                                 Predecessor
                                                                  Discounted                Predecessor          Discounted
          Lease #         Lessee Name                             Present Value             Lease #              Present Value
          -------         -----------                             -------------             -------              -------------
          2199-001        Regional Radiology, LLC                 $1,112,975.58             1881-001             $2,435,321.88
          1231-041        Radnet Management, Inc.                   $953,502.31
          1560-013        Drew Medical inc                          $342,866.78
                          Cash                                       $25,977.21








                                                                  -------------                                 --------------
                                                         Totals:  $2,435,321.88                                  $2,435,321.88


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $2,435,321.88
          b) ADCB OF POOL A AT CLOSING DATE                                                                     $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES              NO   X
                                                                                                   ----------       ----------

          POOL B                                                                                             Predecessor
                                                           Discounted                   Predecessor          Discounted
          Lease #         Lessee Name                      Present Value                Lease #              Present Value
                          NONE









                                                           -------------                                     -------------
                                                   Totals:         $0.00                                             $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                           $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

         *        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                  DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES                  NO   X
                                                                                                     ----------           ----------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                                Discounted            Predecessor      Discounted
          Lease #     Lessee Name                                               Present Value         Lease #          Present Value
          408-502     Western Kentucky Diagnostic                                 $495,646.95         277-103          $2,561,363.27
          1042-501    Pinnacle Imaging, Inc.                                    $1,631,421.93         1513-002           $953,250.10
          2375-001    Tuscarawas Ambulatory                                     $1,286,730.05         1725-002           $588,254.35
          1097-506    Advanced Healthcare Resources                               $675,567.93
                      Cash                                                         $13,500.87
          2545-002    Presgar L.C.                                                $964,543.83         2205-001         $3,763,600.22
          2907-001    Laser  Vision Centers, Inc.                                 $472,557.70
          2000667-2   Hartford Hospital, Inc.                                     $190,558.39
          2004051-2   Health Care Solutions                                       $695,143.77
          2004051-3   Health Care Solutions                                       $993,964.93
          2004887-1   BBC Healthcare International, L.L.C.                        $212,022.60
          2005804-1   Otsego Memorial Hospital                                    $236,366.53

                                                                                -------------                          -------------
                                                                  Totals:       $7,868,025.48                          $7,866,467.94

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             7,866,467.94
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                       NO   X
                                                                                               ----------                ----------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                        Discounted            Predecessor         Discounted
          Lease #     Lessee Name                                       Present Value         Lease #             Present Value
          1528-003    U.S. Neurosurgical, Inc.                            $642,004.10         960-501                $82,012.38
          2826-003    Newark Health Imaging, L.L.C.                       $205,317.69         960-502                $28,390.17
          2906-001    Laser Vision Centers, Inc.                          $496,511.61         1043-501              $641,289.38
                      Cash                                                  $3,932.26         1043-502              $596,073.73


                                                                        -------------                             --------------
                                                               Totals:  $1,347,765.66                             $1,347,765.66

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $1,347,765.66
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
        * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 2.69%

          ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES              NO     X
                                                                                                    ----------       -------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                  AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
          This Month                                    997,539.78          This Month                            108,652,080.23
          1 Month Prior                               1,647,477.52          1 Month Prior                         113,351,709.30
          2 Months Prior                              3,230,114.51          2 Months Prior                        121,957,746.05

          Total                                       5,875,131.81          Total                                 343,961,535.58

          a) 3 MONTH AVERAGE                          1,958,377.27          b) 3 MONTH AVERAGE                    114,653,845.19

          c) a/b                                             1.71%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                          No X
                                                                                           ---                        ---

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                        Yes                          No X
                                                                                           ---                        ---
          B. An Indenture Event of Default has occurred and is then continuing?        Yes                          No X
                                                                                           ---                        ---

4.        Has a Servicer Event of Default occurred?                                    Yes                          No X
                                                                                           ---                        ---


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                             Yes                          No X
                                                                                           ---                        ---
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                     Yes                          No X
                                                                                           ---                        ---
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                          No X
                                                                                           ---                        ---

6.        Aggregate Discounted Contract Balance at Closing Date                    Balance  $ 251,182,193.26
                                                                                           -----------------


          DELINQUENT LEASE SUMMARY

                      Days Past Due                      Current Pool Balance                               # Leases
                      -------------                      --------------------                               --------
                            31 - 60                              8,085,248.01                                     29
                            61 - 90                              2,248,134.08                                      2
                           91 - 180                              3,230,014.51                                     12


          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer